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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2005
                                ________________

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)
                                ________________


       Cayman Islands                    001-16855               98-0362785
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


               P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road
                Hamilton HM12
                   Bermuda                                     N/A
   (Address of Principal Executive Offices)                (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

     The entry into an amended and restated credit agreement is described below under Item 2.03.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amended and Restated Credit Agreement

     On July 14, 2005 (the "Closing Date"), Scottish Annuity & Life Insurance Company (Cayman) Ltd., an insurance company domiciled under the laws of the Cayman Islands ("SALIC"), and a direct subsidiary of Scottish Re Group Limited (the "Company"), Scottish Re (Dublin) Limited, an insurance company domiciled in Ireland ("Scottish Dublin"), and a direct subsidiary of SALIC, Scottish Re (U.S.), Inc., a life insurance company domiciled in Delaware ("Scottish US"), and an indirect subsidiary of SALIC, Scottish Re Limited, an insurance company organized under the laws of England and Wales ("Scottish UK" and, together with SALIC, Scottish Dublin and Scottish US, collectively the "Borrowers"), and an indirect subsidiary of the Company, Bank of America, N.A., and lenders party thereto (collectively the "Lenders"), entered into an Amended and Restated Credit Agreement (the "Amended and Restated Credit Agreement"), pursuant to which the Lenders have agreed to collectively provide a three-year revolving, unsecured senior credit facility in the aggregate principal amount of $200,000,000 (the "Senior Credit Facility") to the Borrowers. The Borrowers and certain banks were party to an unsecured credit facility in the aggregate principal amount of $175,000,000 entered into on December 29, 2004 that was replaced in its entirety by the Senior Credit Facility. The Amended and Restated Credit Agreement is a direct financial obligation of each of the Borrowers; however, SALIC will guarantee the payment obligations of Scottish Dublin, Scottish US and Scottish UK.

     The Senior Credit Facility may be increased to an aggregate principal amount of $300,000,000, in which increase the Lenders may, but are not obligated to, participate on a pro rata basis. Standby letters of credit issued under the Senior Credit Facility will be clean, unconditional, irrevocable and will have a maximum term of one year from the date of issuance. Multicurrency borrowings of up to $50,000,000 in Sterling and Euros will be available under the Senior Credit Facility. The proceeds of the loans will be used by the Borrowers for working capital, capital expenditures and other lawful corporate purposes.

     The Senior Credit Facility will terminate and all amounts outstanding thereunder will be due three years from the Closing Date (the "Commitment Termination Date"). Under the Senior Credit Facility, the last stated maturity date for letters of credit will be on or before the date which is one year after the Commitment Termination Date. Any Borrower may prepay its obligations under the Senior Credit Facility in whole or in part without any penalty.


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     The interest rate on each loan made under the Amended and Restated Credit
Agreement, as determined by the Borrower, will be at (i) LIBOR Rate plus an applicable margin, as determined in accordance with a pricing grid and (ii) the alternate base rate, which is the higher of (a) the prime rate as announced by Bank of America and (b) the Federal Funds rate plus 0.50%. Borrowers may select interest periods of 1, 2 or 3 months for LIBOR loans, subject to availability. LIBOR loans will be available on three business days notice and alternate base rate loans will be available on the date requested. Interest will be payable at least quarterly, at the end of each interest period.

     Under the terms of the Amended and Restated Credit Agreement, the following constitute events of default:

     o nonpayment of principal, interest, fees or other amounts due under any loan or letter of credit obligation thereunder;

     o    failure to adhere to the terms of any covenants contained therein;

     o any material misstatement made in any representation or warranty contained therein;

     o default on any indebtedness or guarantee in the amount of $20,000,000 or more by any of the Borrowers or their subsidiaries;

     o the institution of bankruptcy or insolvency proceedings, whether voluntary or involuntary;

     o any Borrower or any subsidiary becomes unable or admits in writing its inability to pay its debts as they become due or any writ of attachment or similar process is not released, vacated or bonded within 30 days;

     o entry of a final judgment against any Borrower or subsidiary for payment greater than $20,000,000, or any non-monetary judgment that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

     o    actual or asserted invalidity of any loan documentation;

     o    change of control; or

     o    customary ERISA defaults.

If an event of default occurs and is continuing, the entire principal thereof and interest accrued thereon may be declared to be due and payable immediately.

     A copy of the Amended and Restated Credit Agreement is attached hereto as
Exhibit 10.1, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.


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(c) Exhibits

10.1 Amended and Restated Credit Agreement, dated as of July 14, 2005, among Scottish Annuity & Life Insurance Company (Cayman) Ltd., Scottish Re (Dublin) Limited, Scottish Re (U.S.), Inc., and Scottish Re Limited, as Borrowers, Bear Stearns Corporate Lending Inc., HSBC Bank USA, National Association, and Wachovia Bank, National Association, as Syndication Agents, Bank of America, N.A., as Administrative Agent and L/C Issuer, and the Other Lenders Party Hereto, Bank of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                SCOTTISH RE GROUP LIMITED


                                By:  /s/ Paul Goldean
                                    --------------------------------------------
                                    Paul Goldean
                                    Executive Vice President and General Counsel



Dated:  July 18, 2005


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                                INDEX TO EXHIBITS

Number    Description
------    -----------

10.1 Amended and Restated Credit Agreement, dated as of July 14, 2005, among Scottish Annuity & Life Insurance Company (Cayman) Ltd., Scottish Re (Dublin) Limited, Scottish Re (U.S.), Inc., and Scottish Re Limited, as Borrowers, Bear Stearns Corporate Lending Inc., HSBC Bank USA, National Association, and Wachovia Bank, National Association, as Syndication Agents, Bank of America, N.A., as Administrative Agent and L/C Issuer, and the Other Lenders Party Hereto, Bank of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.


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